Exhibit 10.1


                           CONSENT ANDAMENDMENT NO.14
             TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT
             -----------------------------------------------------


     THIS AMENDMENT NO. 14 (this "Agreement") is entered into as of December __, 2010, by and among BEST ENERGY SERVICES, INC (f/k/a HYBROOK RESOURCES CORP.), a corporation organized under the laws of the State of Nevada ("Best"), BOB BEEMAN DRILLING COMPANY, a corporation organized under the laws of the State of Utah ("BBD") and BEST WELL SERVICE, INC., a corporation organized under the laws of the State of Kansas ("BWS") (Best, BBD and BWS, each a "Borrower", and collectively "Borrowers"), the financial institutions party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

Borrowers, Lenders and Agent are parties to that certain Revolving Credit, Term Loan and Security Agreement dated as of February 14, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

Borrowers have requested that Agent and Lenders amend certain provisions of the Loan Agreement as hereafter provided, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretfore or hereafter made to or for the account of Borrowers by Agent or Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Definitions.  All  capitalized  terms  not  otherwise  defined or amended
       -----------
herein  shall  have  the  meanings  given  to  them  in  the  Loan  Agreement.

2.     Reservation  of  Rights: Borrowers acknowledge that the Events of Default
       -----------------------
set  forth  on Schedule I hereto (the "Existing Defaults") have occurred and are
               ----------
continuing  under  the  Loan  Agreement.

     (a) As a result of the Existing Defaults, Agent has the immediate right to exercise its rights and remedies under the Loan Agreement, the Other Documents or at law.

     (b) To the extent Agent makes any additional Advances after the date hereof, such Advances shall not constitute either a waiver of, nor agreement to forbear by Agent with respect to the Existing Defaults or any future violation or Event of Default under the Loan Agreement or the Other Documents, including, without limitation, the Existing Default. No such additional Advances by Agent shall, directly or indirectly, in any way whatsoever, impair, prejudice or otherwise adversely effect Agent's right at any time and from time to time to exercise any right, privilege or remedy in connection with the Loan Agreement or related documents or amend or alter the provisions of the Loan Agreement or the Other Documents or constitute a course of dealing or other basis for altering any Obligation of Borrowers or any other Person or any right, privilege or remedy of Agent under the Loan Agreement or the Other Documents.

     (c) Although Agent is not presently taking any immediate action with respect to the Existing Defaults except as set forth above, Agent hereby reserves all its rights and remedies under the Loan Agreement, the Other Documents and applicable law, and its election not to exercise any such right or remedy at the present time shall not (a) preclude Agent from ceasing at any time to make Advances, (b) limit in any manner whatsoever Borrowers' obligation to comply with, and Agent's right to insist on Borrowers' compliance with, each and every term of the Loan Agreement and the Other Documents or (c) constitute a waiver of any Event of Default or any right or remedy available to Agent under the Loan Agreement, the Other Documents or applicable law, and Agent hereby expressly reserves its rights with respect to the same.

     (d) No failure or delay on the part of Agent in exercising any right or remedy under the Loan Agreement and no course of dealing between Borrowers and Agent shall operate as a waiver of any such right or remedy nor shall any single or partial exercise of any right or remedy under the Loan Agreement preclude any other or further exercise thereof or the exercise of any other right or remedy under the Loan Agreement. Agent expressly reserves all of its rights and remedies under the Loan Agreement.

3.     Consent.  Notwithstanding  anything to the contrary contained in the Loan
       -------
Agreement, Agent and Lenders consent to the sale by [BBD](1) of substantially all of its machinery and equipment ("M&E"), subject to the following terms and conditions: (i) the M&E will be sold by and auctioneer reasonably acceptable to Agent (the "Auctioneer") (it being understood that [Kruse Energy] is acceptable to Agent) and the engagement letter for the Auctioneer shall be in form and substance satisfactory to Agent; (2) Agent shall have full and complete access to the Auctioneer and Borrowers shall authorize the Auctioneer to communicate directly with Agent and to furnish Agent with such information as Agent may reasonably request from Auctioneer about the sale of the M&E; (3) all sales of the M&E will be for fair market value and for 100% cash consideration; (4) Affiliates of the Borrowers shall be prohibited from purchasing the M&E; and (5) all proceeds from the sale of M&E (net of reasonable costs and expenses approved by Agent in its reasonable discretion) shall be sent immediately to Agent and shall be applied to the outstanding balance of the Term Loan in such order as Agent shall determine in its sole and absolute discretion. Without limiting the generality of the foregoing, each Borrower hereby agrees to send Agent and Lenders a copy of all correspondence, reports and other written materials from or prepared by the Auctioneer and received by such Borrower, and will instruct the Auctioneer to provide Agent with such copies at Agent's request.

4.     Amendments  to  Loan Agreement.  Subject to the satisfaction of Section 5
       ------------------------------
below, and effective as of December 1, 2010, the Loan Agreement is hereby amended as follows:

     (a) Section 2.4 of the Loan Agreement is hereby amended by amending and restating the third sentence thereof to read in its entirety as set forth below:

--------------------------------------------------------------------------------
1. To be confirmed whether all assets to be sold are owned by BBD or whether some are owned by Best.

"The Term Loan shall be, with respect to principal, payable monthly commencing on May 1, 2009, and on the first day of each month thereafter, as follows: (a) $97,500 per month, from the Amendment No. 1 Effective Date through December 31, 2009, (b) $125,000 per month, from January 1, 2010 through December 31, 2010; provided, however, that the Term Loan payment with respect to the months of (x)
--------  -------
May 2010 and June 2010 shall be in the amount of $50,000 payable on May 3, 2010, and June 1, 2010, respectively, (y) July 2010 and August 2010, shall be in the amount of $25,000, payable on July 1, 2010 and August 1, 2010, respectively and
(z) September 2010, October 2010, November 2010 and December 2010, shall be in the amount of $0, and (c) $150,000 per month thereafter; provided, however, that
                                                         --------  -------
the Term Loan payment with respect to the months of January 2011, February 2011 and March 2011 shall be in the amount of $0, with the balance payable upon expiration of the Term, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement."

     5.     Conditions  of Effectiveness.  This Agreement shall become effective
            ----------------------------
when  Agent  shall  have  received:

     (a) four (4) copies of this Agreement executed by the Required Lenders and each Borrower;

     (b) a common stock purchase warrant for 250,000 shares of common stock of Best at an exercise price of $0.10 per share in form and substance satisfactory to Agent and its counsel;

     (c) a corrected version of the common stock purchase warrant for 250,000 shares of common stock of Best that was issued in connection with Amendment No. 13 to the Loan Agreement dated September 10, 2010; and

     (d) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

6.     Representations,  Warranties  and  Covenants.  Each  Borrower  hereby
       --------------------------------------------
represents,  warrants  and  covenants  as  follows:

     (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

     (b) Upon the effectiveness of this Agreement, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended or waived hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

     (c) The execution, delivery and performance of this Agreement and all other documents in connection therewith has been duly authorized by all necessary corporate action, and does not contravene, violate or cause the breach of any agreement, judgment, order, law or regulation applicable to any Borrower.

     (d) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Agreement (other than the Existing Default).

     (e) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

7.     Effect  on  the  Loan  Agreement.
       --------------------------------

(a) Upon the effectiveness of this Agreement, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. This Agreement shall constitute an "Other Document" for all purposes under the Loan Agreement.

(b) Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

8.     Release.  The  Borrowers  hereby acknowledge and agree that:  (a) neither
       -------
they nor any of their Affiliates have any claim or cause of action against Agent or any Lender (or any of Agent's or any Lender's Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each Lender have heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrowers under the Loan Agreement and the Other Documents. Notwithstanding the foregoing, Agent and each Lender wish (and the Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of Agent's or such Lender's rights, interests, security and/or remedies under the Loan Agreement and the Other Documents. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (each a "Releasor" and collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (each a "Released Party" and collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof arising out of, connected with or related in any way to this Agreement, the Loan Agreement or any Other Document, or any act, event or transaction related or attendant thereto, or Agent's or any Lender's agreements contained therein, or the possession, use, operation or control of any of the assets of agreements contained therein, or the possession, use, operation or control of any of the assets of the Borrowers, or the making of any advance, or the management of such advance or the Collateral.
     9.     Governing  Law.  This  Agreement  shall be binding upon and inure to
            --------------
the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law rules that would defer to the substantive law of another jurisdiction).

10.     Cost and Expenses.   Borrowers hereby agree to pay the Agent, on demand,
        -----------------
all costs and reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred in connection with this Agreement and any instruments or documents contemplated hereunder.

11.     Headings.  Section  headings  in  this Agreement are included herein for
        --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12.     Counterparts;  Facsimile  Signatures.  This Agreement may be executed by
        ------------------------------------
the parties hereto in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile or electronic transmission shall be deemed an original signature hereto.




                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Lender and as Agent


                                   By:__________________________
                                   Name:
                                   Title:


                                   BEST ENERGY SERVICES, INC.



                                   By:__________________________
                                   Name:
                                   Title:


                                   BOB BEEMAN DRILLING COMPANY


                                   By:__________________________
                                        Name:
                                   Title:


                                   BEST WELL SERVICE, INC.


                                   By:__________________________
                                   Name:
                                   Title:




                      [Signature Page to Amendment No. 14]

                                   SCHEDULE I

                                Existing Default

     1. An Event of Default as a result of the Borrowers' failure to pay certain taxes as required pursuant to Section 4.13 of the Loan Agreement.

     2. An Event of Default as a result of the imposition of tax Liens as evidenced by (i) that certain Tax Warrant of the Kansas Department of Revenue and (ii) the Notices of Federal Tax Lien received from the Internal Revenue Service and attached hereto as Exhibit A.
                               ---------









































Schedule I to Amendment No. 14